SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 23, 1998

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                001-13187               22-3338356
    (State or other         (Commission file         (IRS employer
    jurisdiction of             number)           identification no.)
    incorporation)


97 Main Street                                             07928
Chatham, New Jersey                                     (Zip code)
(Address of principal executive
offices)



Registrant's telephone number,
including area code:  (973) 377-4646





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Item 5.   Other Events

      On April 23, 1998, Clearview Cinema Group, Inc. (the "Company") designated a new series, consisting of 3,000 shares of its preferred stock, $.01 par value, as Class C Convertible Preferred Stock (the "Class C Preferred Shares"), pursuant to, and in accordance with the terms of, a Certificate of Designation of Class C Convertible Preferred Stock of Clearview Cinema Group, Inc., dated as of April 23, 1998 (the "Certificate of Designation"). The Company entered into a Securities Purchase Agreement, dated as of April 23, 1998 (the "Securities Purchase Agreement") with Proprietary Convertible Investment Group, Inc. (the "Purchaser"), whereby the Company issued 3,000 shares of its Class C Preferred Shares to the Purchaser for an aggregate purchase price of $3,000,000 paid in cash on April 24, 1998. The Certificate of Designation and the Securities Purchase Agreement are attached hereto as Exhibit 4.01 and Exhibit 10.01, respectively, and are incorporated by reference herein in their entirety.

      In connection with the issuance of the Class C Preferred Shares, the Company and the Purchaser entered into a Registration Rights Agreement, dated as of April 23, 1998 (the "Registration Rights Agreement") relating to the shares of Class C Preferred Shares issued to the Purchaser. Under the Registration Rights Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission not later than July 15, 1998, a registration statement on Form SB-2 as a "shelf" registration under Rule 415 of the Securities Exchange Act of 1934, as amended, covering the resale of at least 150% of the number of shares of Registrable Securities (as defined in Section 1(e) of the Registration Rights Agreement) then issuable on conversion of the Class C Preferred Shares. The Company also granted the Purchaser incidental registration rights to include shares of Common Stock received by the Purchaser upon conversion of the Class C Preferred Shares in registration statements filed by the Company in connection with the public offering of shares of Common Stock for cash (other than under employee plans or in connection with a business combination), if a registration statement covering the Registrable Shares is not otherwise effective. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.02 and is incorporated by reference herein in its entirety.

Item 7.   Financial Statements and Exhibits.

      (c)   Exhibits.

           4.01 Certificate of Designation of Class C Convertible Preferred Stock of Clearview Cinema Group, Inc., dated April 23, 1998.

           10.01 Securities Purchase Agreement, dated as of April 23, 1998, by and between Clearview Cinema Group, Inc. and Proprietary Convertible Investment Group, Inc.

           10.02  Registration Rights Agreement, dated as April 23, 1998, by and
                  between   Clearview   Cinema  Group,   Inc.,  and  Proprietary
                  Convertible Investment Group, Inc.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CLEARVIEW CINEMA GROUP, INC.


                                  By:
                                     -------------------------------------------
                                  Name:  A. Dale Mayo
                                  Title: Chairman  of  the  Board, President and
                                         Chief Executive Officer
Date:  May 8, 1998






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Exhibit Index

                                                                     SEQUENTIAL
 EXHIBIT NO.                       DOCUMENT                          PAGE NO.
 -----------                       --------                          --------


    4.01      Certificate of Designation of Class C Convertible   Filed herewith
              Preferred Stock of Clearview Cinema Group, Inc., dated April 23, 1998.

    10.01     Securities Purchase Agreement dated as of April     Filed herewith
              23, 1998, by and between Clearview Cinema Group,
              Inc. and Proprietary Convertible Investment Group,
              Inc.

    10.02 Registration Rights Agreement dated as April 23, Filed herewith 1998, by and between Clearview Cinema Group, Inc., and Proprietary Convertible Investment Group, Inc.



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